MFS(R) CORE GROWTH FUND

            Supplement dated January 1, 2002 as revised June 7, 2002
                           to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated January 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:


     Average Annual Total Returns as of December 31, 2000:

           MFS Core Growth Fund                                      1 Year                 Life*
                                                                     ------                 -----
           Class I shares                                            (1.17)%                31.38%
           Standard & Poor's 500 Composite Index+#                   (9.11)%                18.33%
           Russell 1000 Growth Index+##                             (22.42)%                18.15%
           Average large-cap growth fund++                          (15.35)%                17.92%

----------------------------
* Fund performance figures are for the period from the commencement of the Fund's investment operations on January 2, 1996, through December 31, 2000. Index and Lipper average returns are from January 1, 1996.
+    Source: Standard & Poor's Micropal, Inc..
++   Source: Lipper Inc.
# The Standard & Poor's 500 Composite Index is a broad based unmanaged, commonly used measure of common stock total return performance. It is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.
## The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Core Growth Fund commenced investment operations on January 2, 1996, with the offering of class A shares and subsequently offered class I shares on January 2, 1997. Class I share performance includes the performance of the Fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, the blended class I share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.

2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                                       Core
                                                                   Growth Fund
    Management Fee.....................................               0.75%
    Distribution and Service (12b-1) Fee...............               0.00%
    Other Expenses.....................................               0.47%
                                                                      -----
    Total Annual Fund Operating Expenses...............               1.22%
      Expense Reimbursement(1).........................              (0.05)%
      Net Expenses(2)..................................               1.17%
-----------------------
(1) MFS has contractually agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses", after taking into account the expense offset arrangement described below, do not exceed 0.40% annually. The payments made by MFS on behalf of the fund under this arrangement are subject to reimbursement by the fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the fund to MFS computed and paid monthly at a percentage of the fund's average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the fund's "Other Expenses" will not exceed 0.40% annually. The obligation of MFS to bear the fund's "Other Expenses" pursuant to this arrangement, and the fund's obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the fund equal the prior payment of such reimbursable expenses by MFS, or January 1, 2003. MFS may, in its discretion, terminate this contractual arrangement at an earlier date, provided that the arrangement will continue until at least January 1, 2003 unless terminated with the consent of the board of trustees which oversees the fund.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 1.15% for class I.

     Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).


     The table is supplemented as follows:

          Share Class                             Year 1              Year 3                Year 5               Year 10
          -----------                             ------              ------                ------               -------
          Class I Shares                           $119                $382                  $666                $1,473

3    DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates.

o any fund distributed by MFS, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

o    any retirement plan, endowment or foundation which:

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million.

          invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least
     $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

                                                                                                                        Period Ended
                                                                                 Year Ended August 31                     August 31,
                                                                  2001         2000           1999             1998           1997*
                                                                  ----         ----           ----             ----       ---------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $27.63      $ 19.47          $ 14.46         $ 15.84    $  12.99
                                                                  ------      -------          -------         -------    ----------
Income from investment operations# -
    Net investment income (loss)ss.                               $(0.03)     $ (0.09)         $   --         $  (0.01)   $   1.50
    Net realized and unrealized gain (loss) on investments
and
      foreign currency                                             (9.80)        9.79             7.33            1.26        1.35
                                                                ---------    --------        ---------       ---------    ----------
        Total from investment operations                          $(9.83)     $  9.70         $   7.33        $   1.25    $   2.85
                                                                  -------     -------         --------        --------    ----------
Less distributions declared to shareholders -
    From net investment income                                   $   --       $   --           $   --         $  (1.20)   $   --
    From net realized gain on investments and foreign
      currency transactions                                        (0.54)       (1.54)           (2.32)          (1.43)       --
    In excess of net realized gain on investments and
      foreign currency transactions                                (0.25)         --               --              --         --
                                                                ---------   ---------    -------------    ------------    ----------
        Total distributions declared to shareholders              $(0.79)    $  (1.54)        $  (2.32)       $  (2.63)   $   --
                                                                  -------    ---------        ---------       ---------   ---------
Net asset value - end of period                                   $17.01      $ 27.63          $ 19.47         $ 14.46    $ 15.84
                                                                  ------      -------          -------         -------       -------
Total return                                                      (36.39)%      51.77%           54.40%           8.82%     21.94%++
Ratios (to average net assets)/Supplemental datass.:
    Expenses##                                                      1.15%        0.94%            0.71%           0.89%      1.48%+
    Net investment income (loss)                                   (0.14)%      (0.37)%          (0.02)%         (0.06)%    14.08%+
Portfolio turnover                                                 283%         303%               240%            261%      1,043%
Net assets at end of period (000 Omitted)                        $7,381       $11,483           $10,285         $1,415      $1,695

ss. Effective January 1, 2000, subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to January 1, 2000, the investment adviser voluntarily waived its fee. In addition, for the period ended August 31, 1997, the shareholder servicing agent waived its fee. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income
     (loss) would have been:

Net investment income (loss)                                      $(0.04)      $(0.39)       $  (0.14)       $ (0.13)       $ 1.40
Ratios (to average net assets):
         Expenses##                                                 1.20%        1.84%           1.46%          1.65%         2.35%+
         Net investment income (loss)                              (0.19)%      (1.27)%         (0.77)%        (0.81)%       13.20%+

* For the period from the inception of class I shares, January 2, 1997, through August 31, 1997.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

     The date of this Supplement is January 1, 2002 as revised June 7, 2002.